Exhibit 10.13

JOINDER

ABL JOINDER AGREEMENT, dated as of February 6, 2014 (this “Agreement”), among HD SUPPLY, INC., a Delaware corporation (the “Parent Borrower”) and HD SUPPLY FM SERVICES, LLC, a Delaware limited liability company (the “Joining Borrower”) and consented to by the other Loan Parties (as hereinafter defined), GENERAL ELECTRIC CAPITAL CORPORATION, as administrative agent (the “Administrative Agent”) and collateral agent for the Lenders (the “U.S. ABL Collateral Agent”), GE CANADA FINANCE HOLDING COMPANY, as Canadian agent (the “Canadian Agent”) and Canadian collateral agent (the “Canadian Collateral Agent”) in each case for the banks and other financial institutions (the “Lenders”) from time to time parties to the ABL Credit Agreement (as hereinafter defined).

W I T N E S S E T H:

WHEREAS, the Parent Borrower, the Administrative Agent, the U.S. ABL Collateral Agent, the Canadian Agent and the Canadian Collateral Agent are parties to the ABL Credit Agreement, dated as of April 12, 2012 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “ABL Credit Agreement”), among the Parent Borrower, the Lenders, the Administrative Agent, the U.S. ABL Collateral Agent, the Canadian Agent, the Canadian Collateral Agent and the other parties thereto.

WHEREAS, pursuant to the ABL Credit Agreement and in consideration of, among other things, the making available to the Joining Borrower of an asset-based revolving credit facility under the ABL Credit Agreement, the Joining Borrower wishes to become a party to the ABL Credit Agreement and assume all the rights, obligations, covenants, agreements, duties and liabilities of a “Borrower” thereunder and under or with respect to any Notes, any Letters of Credit and any of the other Loan Documents (in each case as hereinafter defined).

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:

1.                                      Defined Terms.  Unless otherwise defined herein, terms defined in the ABL Credit Agreement and used herein shall have the meanings given to them in the ABL Credit Agreement.

2.                                      Joinder of Agreements and Obligations.  Effective as of the date hereof, the Joining Borrower hereby becomes a party to the ABL Credit Agreement and expressly assumes, confirms and agrees to perform and observe all of the indebtedness, obligations (including, without limitation, all obligations in respect of the Loans), covenants, agreements, terms, conditions, duties and liabilities of a “Borrower” thereunder and under or with respect to, any Notes, any Letters of Credit and any of the other Loan Documents to which a Borrower is a party in its capacity as “Borrower” as fully as if the Joining Borrower were originally a signatory in the capacity of a “Borrower” thereto; provided, however, that Parent Borrower understands and agrees that such joinder shall not be effective with respect to, or in any way obligate the Joining Borrower to perform and observe any of the indebtedness, obligations (including, without limitation, all obligations in respect of the Loans), covenants, agreements, terms, conditions, duties or liabilities of Parent Borrower under or with respect to the ABL Credit Agreement and under or with respect to, any Notes, any Letters of Credit and any of the other Loan Documents to which the Parent Borrower is a party.  At all times after the effectiveness of such joinder, all references to a “Borrower” in the ABL Credit Agreement, any Notes, any Letter of Credit or any of the other Loan Documents and any and all certificates and other documents executed by a Borrower in connection therewith shall be deemed to include references to the Joining Borrower, as more fully described in the ABL Credit Agreement.

3.                                      Amendment to ABL Credit Agreement.  The ABL Credit Agreement is hereby deemed to be amended to the extent, but only to the extent, necessary to effect the joinder provided for hereby.  Except as expressly amended, modified and supplemented hereby, the provisions of the ABL Credit Agreement and the other Loan Documents are and shall remain in full force and effect.

4.                                      Affirmation of Loan Documents.  Each of the other Loan Parties signatory hereto hereby consents to the execution and delivery of this Agreement and confirms, reaffirms and restates its obligations under each of the Loan Documents to which it is a party pursuant to the terms hereof.

5.                                      GOVERNING LAW.  THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO ITS PRINCIPLES OR RULES OF CONFLICT OF LAWS TO THE EXTENT SUCH PRINCIPLES OR RULES ARE NOT MANDATORILY APPLICABLE BY STATUTE AND WOULD REQUIRE OR PERMIT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.

6.                                      Counterparts.  This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.  Delivery of an executed signature page of this Agreement by facsimile transmission shall be effective as delivery of a manually executed

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counterpart hereof.  A set of the copies of this Agreement signed by all the parties shall be lodged with the Parent Borrower and the Administrative Agent.

7.                                      Section Headings.  The section headings in this Agreement are for convenience of reference only and are not to affect the construction hereof or to be taken into consideration in the interpretation hereof.

8.                                      Severability.  Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

9.                                      Successors and Assigns.  The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

10.                               WAIVERS OF JURY TRIAL.  EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY NOTES OR ANY OTHER LOAN DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.

[The Remainder of This Page is Left Intentionally Blank]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective proper and duly authorized officers as of the date first set forth above.

HD SUPPLY, INC.

By:	/s/ Ricardo Nunez
Name: Ricardo Nunez
Title: Senior Vice President and Secretary

HD SUPPLY FM SERVICES, LLC,
as Joining Borrower

By:	/s/ Ricardo Nunez
Name: Ricardo Nunez
Title: Vice President and Secretary

[Signature Page to ABL Joinder]

GENERAL ELECTRIC CAPITAL CORPORATION,
as Administrative Agent and U.S. ABL Collateral Agent

By:	/s/ Steven Flowers
Name: Steven Flowers
Title: Duly Authorized Signatory

GE CANADA FINANCE HOLDING COMPANY,
as Canadian Agent and Canadian Collateral Agent

By:	/s/ Richard Zeni
Name: Richard Zeni
Title: Authorized Signatory

[Signature Page to ABL Joinder]